Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2010

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statements of Income - Year	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Cash and Invested Assets*	9
c. Cash and Invested Assets Composition - Quarterly	10
d. Investment Portfolio: Ten Largest Issuer Holdings in Fixed Maturity Portfolio	11
e. Reinsurance Recoverable Analysis	12-13

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	14
b. Paid to Incurred Analysis by Segment	15
c. Segment Consecutive Quarters
d. 2010 Impact of Major Catastrophe Events	18
e. Estimated Exposures to Peak Zone Property Catastrophe Losses	19

V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported, GAAP	20
b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	21
c. Diluted Book Value Per Common Share Analysis	22

VI. Non-GAAP Financial Measures
a. Non-GAAP Financial Measure Reconciliation	23

*	Refer also to Investment Portfolio Supplemental Information and Data for more details.

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2009.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions and the persistence of the recent financial crisis,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverages include physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services.

Other: commencing in Q1 2010, “Other” primarily relates to accidental death and sickness insurance for employer and affinity groups, financial institutions, schools and colleges, as well as accident reinsurance for catastrophic events on a quota share or excess basis, with aggregate and/or per person deductibles. Prior to this, “Other” related primarily to employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and, to a lesser degree, property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended September 30,				Nine months ended September 30,
		2010	2009	Change		2010	2009	Change
HIGHLIGHTS	Gross premiums written	$750,687	$775,314	(3.2)%		$3,115,761	$3,013,450	3.4%
	Gross premiums written - Insurance	57.8%	53.4%	4.4	pts	45.6%	43.3%	2.3	pts
	Gross premiums written - Reinsurance	42.2%	46.6%	(4.4	) pts	54.4%	56.7%	(2.3	) pts
	Net premiums written	$626,322	$595,144	5.2%		$2,658,896	$2,458,458	8.2%
	Net premiums earned	$758,873	$706,025	7.5%		$2,190,092	$2,078,154	5.4%
	Net premiums earned - Insurance	42.2%	39.5%	2.7	pts	40.1%	41.1%	(1.0	) pts
	Net premiums earned - Reinsurance	57.8%	60.5%	(2.7	) pts	59.9%	58.9%	1.0	pts
	Net income (loss) available to common shareholders	$238,842	$(95,892)	nm		$555,505	$178,948	210.4%
	Operating income [a]	163,551	151,558	7.9%		439,381	490,003	(10.3)%
	Reserve for losses and loss expenses	6,934,528	6,579,914	5.4%		6,934,528	6,579,914	5.4%
	Total shareholders’ equity	5,848,938	5,398,107	8.4%		5,848,938	5,398,107	8.4%
PER COMMON SHARE AND	Basic earnings per common share	$1.99	($0.70)	nm		$4.50	$1.30	246.5%
COMMON SHARE DATA	Diluted earnings per common share	$1.78	($0.70)	nm		$4.04	$1.19	239.8%
	Operating diluted earnings per common share [b]	$1.22	$1.00	22.0%		$3.20	$3.26	(1.8)%
	Weighted average common shares outstanding	120,091	137,904	(12.9)%		123,320	137,693	(10.4)%
	Diluted weighted average common shares outstanding	134,406	137,904	(2.5)%		137,382	150,258	(8.6)%
	Book value per common share	$44.59	$35.54	25.5%		$44.59	$35.54	25.5%
	Diluted book value per common share (treasury stock method)	$39.01	$31.58	23.5%		$39.01	$31.58	23.5%
	Accumulated dividends paid per common share	$4.52	$3.69	22.5%		$4.52	$3.69	22.5%
FINANCIAL RATIOS	ROACE [c]	18.5%	(8.2)%	26.7	pts	14.3%	5.4%	8.9	pts

	Operating ROACE [b]	12.6%	13.0%	(0.4	) pts	11.3%	14.7%	(3.4	) pts

	Net loss and loss expense ratio	55.6%	44.1%	11.5	pts	59.1%	51.8%	7.3	pts
	Acquisition cost ratio	16.3%	16.1%	0.2	pts	16.6%	15.4%	1.2	pts
	General and administrative expense ratio	13.7%	13.0%	0.7	pts	14.1%	12.8%	1.3	pts

	Combined ratio	85.6%	73.2%	12.4	pts	89.8%	80.0%	9.8	pts

INVESTMENT DATA	Total assets	$16,846,530	$15,919,468	5.8%		$16,846,530	$15,919,468	5.8%
	Total cash and invested assets [d]	12,784,710	11,807,198	8.3%		12,784,710	11,807,198	8.3%
	Net investment income	111,800	134,788	(17.1)%		299,004	346,300	(13.7)%
	Net realized investment gains (losses)	76,531	(253,365)	nm		117,325	(317,640)	nm
	Total return on cash and investments [e]	2.8%	4.3%	(1.5	) pts	5.9%	7.5%	(1.6	) pts
	Return on other investments [f]	4.7%	7.1%	(2.4	) pts	7.3%	11.3%	(4.0	) pts
	Annualized pre-tax yield of fixed maturities [g]	3.6%	4.1%	(0.5	) pts	3.7%	4.2%	(0.5	) pts

[a]	Operating income is a “Non-GAAP financial measure” as defined by Regulation G. See page 23 for reconciliation of operating income to net income available to common shareholders.
[b]	Operating return on average common equity (“ROACE”), also a “Non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized. Operating diluted earnings per share is calculated by dividing operating income for the period by weighted average common shares and share equivalents.
[c]	ROACE is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.
[d]	Cash and invested assets represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[e]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average month-end cash and investment balances.
[f]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.
[g]	Annualized pre-tax yield of fixed maturities is calculated by dividing the pre-tax net investment income generated from fixed maturities by the average month-end amortized cost balance of the fixed maturities.
nm	not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q3 2008
UNDERWRITING REVENUES
Gross premiums written	$750,687	$939,873	$1,425,201	$573,845	$775,314	$725,283
Premiums ceded	(124,365)	(150,935)	(181,566)	(215,874)	(180,170)	(173,867)

Net premiums written	626,322	788,938	1,243,635	357,971	595,144	551,416

Gross premiums earned	920,954	905,137	888,607	912,520	898,268	862,338
Ceded premiums amortized	(162,081)	(170,110)	(192,415)	(198,910)	(192,243)	(172,368)

Net premiums earned	758,873	735,027	696,192	713,610	706,025	689,970

Other insurance related income (loss)	884	217	626	29,713	(135,738)	(13,806)

Total underwriting revenues	759,757	735,244	696,818	743,323	570,287	676,164

UNDERWRITING EXPENSES
Net losses and loss expenses	422,154	403,370	468,262	346,512	311,109	705,531
Acquisition costs	123,788	124,176	116,649	101,787	113,423	90,333
General and administrative expenses	86,439	86,862	83,461	79,507	74,404	66,727

Total underwriting expenses	632,381	614,408	668,372	527,806	498,936	862,591

UNDERWRITING INCOME (LOSS)	127,376	120,836	28,446	215,517	71,351	(186,427)

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	111,800	82,584	104,619	118,178	134,788	50,583
Net realized investment gains (losses)	76,531	24,619	16,176	6,056	(253,365)	(89,079)
Interest expense and financing costs	(15,800)	(15,697)	(8,688)	(8,162)	(7,977)	(7,941)

Total other operating revenues (expenses)	172,531	91,506	112,107	116,072	(126,554)	(46,437)

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(24,961)	27,229	8,147	2,018	(6,784)	7,627
Corporate expenses [a]	(16,996)	(19,200)	(16,308)	(25,135)	(17,605)	(19,995)

Total other (expenses) revenue	(41,957)	8,029	(8,161)	(23,117)	(24,389)	(12,368)

INCOME (LOSS) BEFORE INCOME TAXES	257,950	220,371	132,392	308,472	(79,592)	(245,232)
Income tax (expense) recovery	(9,890)	(6,300)	(11,361)	(17,190)	(7,082)	5,104

NET INCOME (LOSS)	248,060	214,071	121,031	291,282	(86,674)	(240,128)
Preferred share dividends	(9,218)	(9,219)	(9,219)	(9,219)	(9,218)	(9,218)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$238,842	$204,852	$111,812	$282,063	$(95,892)	$(249,346)

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	55.6%	54.9%	67.3%	48.6%	44.1%	102.3%
Acquisition cost ratio	16.3%	16.9%	16.7%	14.3%	16.1%	13.1%
General and administrative expense ratio [a]	13.7%	14.4%	14.3%	14.6%	13.0%	12.6%

Combined ratio	85.6%	86.2%	98.3%	77.5%	73.2%	128.0%

Weighted average basic shares outstanding	120,091	121,766	128,202	136,049	137,904	139,335
Weighted average diluted shares outstanding	134,406	135,665	142,176	150,718	137,904	139,335
Basic earnings per common share	$1.99	$1.68	$0.87	$2.07	($0.70)	($1.79)
Diluted earnings per common share	$1.78	$1.51	$0.79	$1.87	($0.70)	($1.79)
ROACE (annualized)	18.5%	16.6%	9.1%	22.8%	(8.2)%	(22.5)%
Operating ROACE (annualized)	12.6%	14.6%	7.7%	22.3%	13.0%	(14.5)%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Nine months ended September 30,			Year ended December 31,
	2010	2009	2008	2009	2008
UNDERWRITING REVENUES
Gross premiums written	$3,115,761	$3,013,450	$2,863,633	$3,587,295	$3,390,388
Premiums ceded	(456,865)	(554,992)	(536,226)	(770,866)	(723,508)

Net premiums written	2,658,896	2,458,458	2,327,407	2,816,429	2,666,880

Gross premiums earned	2,714,698	2,627,778	2,543,101	3,540,298	3,374,076
Ceded premiums amortized	(524,606)	(549,624)	(514,206)	(748,534)	(686,895)

Net premiums earned	2,190,092	2,078,154	2,028,895	2,791,764	2,687,181

Other insurance related income (loss)	1,727	(159,394)	(19,073)	(129,681)	(38,667)

Total underwriting revenues	2,191,819	1,918,760	2,009,822	2,662,083	2,648,514

UNDERWRITING EXPENSES
Net losses and loss expenses	1,293,787	1,077,360	1,438,929	1,423,872	1,712,766
Acquisition costs	364,614	318,708	282,593	420,495	366,509
General and administrative expenses	256,762	213,574	197,134	293,081	262,571

Total underwriting expenses	1,915,163	1,609,642	1,918,656	2,137,448	2,341,846

UNDERWRITING INCOME	276,656	309,118	91,166	524,635	306,668

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	299,004	346,300	273,249	464,478	247,237
Net realized investment gains (losses)	117,325	(317,640)	(51,842)	(311,584)	(85,267)
Interest expense and financing costs	(40,185)	(23,869)	(23,789)	(32,031)	(31,673)

Total other operating revenues	376,144	4,791	197,618	120,863	130,297

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	10,415	(30,579)	21,360	(28,561)	43,707
Corporate expenses [a]	(52,504)	(51,941)	(51,291)	(77,076)	(73,187)

Total other expenses	(42,089)	(82,520)	(29,931)	(105,637)	(29,480)

INCOME BEFORE INCOME TAXES	610,711	231,389	258,853	539,861	407,485
Income tax expense	(27,550)	(24,785)	(11,554)	(41,975)	(20,109)

NET INCOME	583,161	206,604	247,299	497,886	387,376
Preferred share dividends	(27,656)	(27,656)	(27,656)	(36,875)	(36,875)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$555,505	$178,948	$219,643	$461,011	$350,501

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	59.1%	51.8%	70.9%	51.0%	63.7%
Acquisition cost ratio	16.6%	15.4%	13.9%	15.1%	13.6%
General and administrative expense ratio [a]	14.1%	12.8%	12.2%	13.2%	12.5%

Combined ratio	89.8%	80.0%	97.0%	79.3%	89.8%

Weighted average basic shares outstanding	123,320	137,693	141,628	137,279	140,322
Weighted average diluted shares outstanding	137,382	150,258	157,315	150,371	155,320
Basic earnings per common share	$4.50	$1.30	$1.55	$3.36	$2.50
Diluted earnings per common share	$4.04	$1.19	$1.40	$3.07	$2.26
ROACE (annualized) [b]	14.3%	5.4%	6.7%	10.3%	8.1%
Operating ROACE (annualized) [b]	11.3%	14.7%	8.3%	17.1%	10.1%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Annualized for the nine-month periods

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2010			Nine months ended September 30, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$433,550	$317,137	$750,687	$1,419,372	$1,696,389	$3,115,761
Net premiums written	309,277	317,045	626,322	982,969	1,675,927	2,658,896

Gross premiums earned	477,149	443,805	920,954	1,386,825	1,327,873	2,714,698
Ceded premiums amortized	(156,965)	(5,116)	(162,081)	(508,708)	(15,898)	(524,606)

Net premiums earned	320,184	438,689	758,873	878,117	1,311,975	2,190,092
Other insurance related income	884	—	884	1,727	—	1,727

Total underwriting revenues	321,068	438,689	759,757	879,844	1,311,975	2,191,819

UNDERWRITING EXPENSES
Net losses and loss expenses	150,860	271,294	422,154	437,057	856,730	1,293,787
Acquisition costs	38,962	84,826	123,788	110,670	253,944	364,614
General and administrative expenses	64,147	22,292	86,439	189,802	66,960	256,762

Total underwriting expenses	253,969	378,412	632,381	737,529	1,177,634	1,915,163

UNDERWRITING INCOME	$67,099	$60,277	$127,376	$142,315	$134,341	$276,656

KEY RATIOS
Net loss and loss expense ratio	47.1%	61.8%	55.6%	49.8%	65.3%	59.1%
Acquisition cost ratio	12.2%	19.4%	16.3%	12.6%	19.4%	16.6%
General and administrative expense ratio	20.0%	5.1%	11.4%	21.6%	5.1%	11.7%
Corporate expense ratio			2.3%			2.4%

Combined ratio	79.3%	86.3%	85.6%	84.0%	89.8%	89.8%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,
	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q3 2008	2010	2009
INSURANCE SEGMENT
Property	$150,123	$207,184	$118,214	$121,860	$147,117	$137,417	$475,521	$429,676
Marine	46,403	77,996	66,859	32,618	45,765	41,121	191,258	168,249
Terrorism	8,029	17,079	5,091	12,330	7,861	7,112	30,198	23,693
Aviation	9,891	18,649	3,136	40,857	11,098	11,735	31,676	35,341
Credit and political risk	10,754	9,444	(2,698)	16,639	(3,902)	24,817	17,500	2,811
Professional lines	156,276	219,432	127,945	184,491	155,382	137,553	503,654	487,127
Liability	50,448	61,817	53,716	61,951	50,601	42,833	165,981	157,918
Other	1,626	1,292	666	—	—	84	3,584	29

TOTAL INSURANCE SEGMENT	433,550	612,893	372,929	470,746	413,922	402,672	1,419,372	1,304,844

REINSURANCE SEGMENT
Catastrophe	92,479	124,168	227,781	9,448	87,700	115,216	444,427	457,118
Property	73,080	75,527	178,498	11,993	78,222	64,683	327,105	314,736
Professional lines	56,963	58,368	106,799	59,546	84,903	55,378	222,130	268,963
Credit and bond	17,527	2,532	228,073	9,556	18,369	5,083	248,132	214,008
Motor	11,872	9,289	118,114	(2,168)	5,675	6,762	139,276	107,018
Liability	56,437	36,680	133,379	7,979	80,876	55,099	226,496	264,723
Engineering	7,424	7,972	44,376	5,434	5,979	17,381	59,772	56,084
Other	1,355	12,444	15,252	1,311	(332)	3,009	29,051	25,956

TOTAL REINSURANCE SEGMENT	317,137	326,980	1,052,272	103,099	361,392	322,611	1,696,389	1,708,606

CONSOLIDATED TOTAL	$750,687	$939,873	$1,425,201	$573,845	$775,314	$725,283	$3,115,761	$3,013,450

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q3 2008
UNDERWRITING REVENUES
Gross premiums written	$433,550	$612,893	$372,929	$470,746	$413,922	$402,672
Net premiums written	309,277	466,880	206,812	260,129	239,781	235,666

Gross premiums earned	477,149	466,627	443,050	494,580	465,701	461,871
Ceded premiums amortized	(156,965)	(164,975)	(186,769)	(189,849)	(187,064)	(168,299)

Net premiums earned	320,184	301,652	256,281	304,731	278,637	293,572
Other insurance related income (loss)	884	217	626	29,713	(135,898)	(13,751)

Total underwriting revenues	321,068	301,869	256,907	334,444	142,739	279,821

UNDERWRITING EXPENSES
Net losses and loss expenses	150,860	155,494	130,703	161,551	111,228	230,577
Acquisition costs	38,962	40,567	31,141	29,065	29,613	21,964
General and administrative expenses	64,147	64,045	61,610	57,895	55,685	49,361

Total underwriting expenses	253,969	260,106	223,454	248,511	196,526	301,902

UNDERWRITING INCOME (LOSS)	$67,099	$41,763	$33,453	$85,933	$(53,787)	$(22,081)

KEY RATIOS
Net loss and loss expense ratio	47.1%	51.6%	51.0%	53.0%	39.9%	78.5%
Acquisition cost ratio	12.2%	13.4%	12.2%	9.6%	10.6%	7.5%
General and administrative expense ratio	20.0%	21.2%	24.0%	19.0%	20.0%	16.8%

Combined ratio	79.3%	86.2%	87.2%	81.6%	70.5%	102.8%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q3 2008
UNDERWRITING REVENUES
Gross premiums written	$317,137	$326,980	$1,052,272	$103,099	$361,392	$322,611
Net premiums written	317,045	322,058	1,036,823	97,842	355,363	315,750

Gross premiums earned	443,805	438,510	445,557	417,940	432,567	400,467
Ceded premiums amortized	(5,116)	(5,135)	(5,646)	(9,061)	(5,179)	(4,069)

Net premiums earned	438,689	433,375	439,911	408,879	427,388	396,398
Other insurance related income (loss)	—	—	—	—	160	(55)

Total underwriting revenues	438,689	433,375	439,911	408,879	427,548	396,343

UNDERWRITING EXPENSES
Net losses and loss expenses	271,294	247,876	337,559	184,961	199,881	474,954
Acquisition costs	84,826	83,609	85,508	72,722	83,810	68,369
General and administrative expenses	22,292	22,817	21,851	21,612	18,719	17,366

Total underwriting expenses	378,412	354,302	444,918	279,295	302,410	560,689

UNDERWRITING INCOME (LOSS)	$60,277	$79,073	$(5,007)	$129,584	$125,138	$(164,346)

KEY RATIOS
Net loss and loss expense ratio	61.8%	57.2%	76.7%	45.2%	46.8%	119.8%
Acquisition cost ratio	19.4%	19.3%	19.4%	17.8%	19.6%	17.2%
General and administrative expense ratio	5.1%	5.3%	5.0%	5.3%	4.4%	4.4%

Combined ratio	86.3%	81.8%	101.1%	68.3%	70.8%	141.4%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Sep 30,
	2010	2010	2010	2009	2009	2008
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$10,664,824	$10,064,335	$9,649,199	$9,718,355	$9,682,932	$8,336,337
Equities, available for sale, at fair value	251,005	201,173	201,920	204,375	137,544	129,220
Other investments, at fair value	533,072	547,873	538,917	570,276	541,447	636,304
Short-term investments, at amortized cost	129,042	131,104	143,937	129,098	282,737	113,283

Total investments	11,577,943	10,944,485	10,533,973	10,622,104	10,644,660	9,215,144
Cash and cash equivalents	1,205,393	1,197,543	1,510,027	864,054	1,239,471	1,419,610
Accrued interest receivable	92,758	94,686	84,407	89,559	82,169	74,693
Insurance and reinsurance premium balances receivable	1,536,944	1,722,586	1,708,400	1,292,877	1,497,639	1,412,445
Reinsurance recoverable on paid and unpaid losses	1,551,612	1,545,080	1,445,918	1,424,172	1,406,449	1,473,171
Deferred acquisition costs	402,887	419,191	420,283	302,320	363,739	333,002
Prepaid reinsurance premiums	234,850	271,700	291,382	301,885	284,922	264,960
Securities lending collateral	—	107,167	86,975	129,814	135,122	731,661
Net receivable for investments sold	—	—	—	12,740	—	—
Goodwill and intangible assets	89,744	90,473	91,217	91,505	93,049	60,726
Other assets	154,399	165,369	156,588	175,494	172,248	190,042

TOTAL ASSETS	$16,846,530	$16,558,280	$16,329,170	$15,306,524	$15,919,468	$15,175,454

LIABILITIES
Reserve for losses and loss expenses	$6,934,528	$6,718,776	$6,759,522	$6,564,133	$6,579,914	$6,406,204
Unearned premiums	2,614,239	2,781,101	2,748,283	2,209,397	2,548,072	2,466,622
Insurance and reinsurance balances payable	123,127	199,463	144,679	173,156	170,664	223,963
Securities lending payable	—	107,167	87,975	132,815	138,092	730,412
Senior notes	993,976	993,843	993,712	499,476	499,449	499,342
Other liabilities	240,338	182,959	215,835	227,303	426,068	183,385
Net payable for investments purchased	91,384	79,669	3,145	—	159,102	64,336

TOTAL LIABILITIES	$10,997,592	11,062,978	10,953,151	9,806,280	10,521,361	10,574,264

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	$500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,931	1,930	1,929	1,903	1,901	1,878
Additional paid-in capital	2,046,297	2,038,158	2,027,950	2,014,815	2,003,417	1,943,125
Accumulated other comprehensive income (loss)	371,625	221,856	165,455	85,633	74,974	(495,697)
Retained earnings	4,033,018	3,824,111	3,649,770	3,569,411	3,319,467	3,097,487
Treasury shares, at cost	(1,103,933)	(1,090,753)	(969,085)	(671,518)	(501,652)	(445,603)

TOTAL SHAREHOLDERS’ EQUITY	$5,848,938	5,495,302	5,376,019	5,500,244	5,398,107	4,601,190

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,846,530	$16,558,280	$16,329,170	$15,306,524	$15,919,468	$15,175,454

Book value per common share	$44.59	$41.54	$39.27	$37.84	$35.54	$29.72

Diluted book value per common share	$39.01	$36.57	$34.56	$33.65	$31.58	$26.25

Debt (Senior notes) to total capital [a]	14.5%	15.3%	15.6%	8.3%	8.5%	9.8%

Debt plus preferred shares to total capital	21.8%	23.0%	23.5%	16.7%	16.9%	19.6%

[a]	The debt to capital ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS

At September 30, 2010

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,339,503	$33,029	$(17)	$1,372,515	11%
Non-U.S. government	769,425	23,523	(4,836)	788,112	6%
Corporate debt	4,085,798	237,285	(14,277)	4,308,806	34%
Agency MBS [a]	2,043,754	52,445	(1,997)	2,094,202	16%
Non-Agency CMBS	467,848	33,470	(107)	501,211	4%
Non-Agency RMBS	228,505	3,782	(11,033)	221,254	2%
ABS	665,359	13,011	(15,054)	663,316	5%
Municipals	685,451	32,040	(2,083)	715,408	6%

Total fixed maturities	10,285,643	428,585	(49,404)	10,664,824	83%
Equities, available for sale	237,656	20,940	(7,591)	251,005	2%

Total available for sale investments	$10,523,299	$449,525	$(56,995)	10,915,829	85%

Other investments (see below)				533,072	4%
Short-term investments				129,042	1%

Total investments				11,577,943	91%
Cash and cash equivalents [b]				1,205,393	9%
Accrued interest receivable				92,758	1%
Net receivable payable for investments purchased				(91,384)	(1)%

Total Cash and Invested Assets				$12,784,710	100%

				Fair Value	Percentage
Other Investments:
Hedge funds				$374,846	70%
Credit funds				101,290	19%
Collateralized loan obligations - equity tranches				56,936	11%

Total				$533,072	100%

[a]	Agency motgage-backed securities include both agency RMBS and agency CMBS.
[b]	Includes $148 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION – QUARTERLY

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	10.7%	11.7%	11.0%	16.0%	16.4%
Non-U.S. government	6.2%	6.2%	5.6%	6.0%	4.5%
Corporate debt	33.7%	33.4%	31.9%	30.9%	29.2%
MBS
Agency MBS	16.4%	14.0%	14.0%	13.5%	14.9%
Non-agency CMBS	3.9%	5.0%	5.6%	5.6%	6.3%
Non-agency RMBS	1.7%	1.7%	1.6%	1.9%	1.9%
ABS	5.2%	5.1%	4.4%	3.8%	3.3%
Municipals	5.6%	5.2%	5.4%	6.0%	5.6%

Total Fixed Maturities	83.4%	82.3%	79.5%	83.7%	82.1%
Equities	2.0%	1.7%	1.7%	1.8%	1.2%
Other Investments	4.2%	4.5%	4.4%	4.9%	4.6%
Short-term investments	1.0%	1.1%	1.2%	1.0%	2.0%

Total investments	90.6%	89.6%	86.8%	91.4%	89.9%
Cash and cash equivalents	9.4%	9.9%	12.4%	7.5%	10.5%
Accrued interest receivable	0.7%	1.2%	0.8%	1.0%	0.9%
Net receivable/(payable) for investments sold/(purchased)	(0.7)%	(0.7)%	—	0.1%	(1.3)%

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	12.9%	14.2%	13.8%	19.1%	20.0%
AAA	42.5%	41.9%	41.7%	41.2%	41.9%
AA	10.5%	10.7%	10.6%	9.4%	9.0%
A	19.7%	19.0%	19.1%	18.1%	17.3%
BBB	11.8%	12.7%	13.2%	10.7%	10.5%
Below BBB	2.6%	1.5%	1.6%	1.5%	1.3%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE OF FIXED MATURITIES
Within one year	6.3%	7.6%	7.1%	7.3%	5.8%
From one to five years	43.2%	40.9%	39.7%	43.0%	41.9%
From five to ten years	15.7%	16.8%	17.2%	16.3%	16.9%
Above ten years	2.2%	3.0%	3.5%	3.7%	3.3%
Asset-backed and mortgage-backed securities	32.6%	31.7%	32.5%	29.7%	32.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	As of, or for the quarter ended
	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES
Annualized pre-tax yield	3.6%	3.6%	3.8%	3.9%	4.1%
Yield to maturity	2.3%	3.2%	3.5%	3.6%	3.4%
Average duration	3.1 yrs	3.0 yrs	2.9 yrs	3.1 yrs	2.8 yrs
Average credit quality	AA	AA	AA	AA	AA

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At September 30, 2010

ISSUER [a]	Amortized Cost	Unrealized Gain	Fair Value	% of Total Fixed Maturities	Government Guaranteed [b]
JPMORGAN CHASE & CO	$146,100	$8,620	$154,720	1.5%	$—
BANK OF AMERICA CORP	122,040	4,840	126,880	1.2%	19,882
CITIGROUP INC	112,263	6,608	118,872	1.1%	28,709
GENERAL ELECTRIC CO	113,796	1,624	115,420	1.1%	9,932
GOLDMAN SACHS GROUP	97,579	6,514	104,093	1.0%	6,097
MORGAN STANLEY	90,195	3,964	94,159	0.9%	7,840
VERIZON COMMUNICATIONS INC.	75,990	10,257	86,247	0.8%	—
HSBC HOLDINGS PLC	72,734	2,751	75,485	0.7%	4,750
US BANCORP	66,157	2,392	68,549	0.6%	—
DUKE ENERGY CORP	59,706	4,683	64,388	0.6%	—

[a]	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
[b]	Amounts guaranteed by the U.S. Federal Deposit Insurance Corporation (“FDIC”) and foreign government and agencies included in Fair Value.

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q3 2008
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$31,007	$46,511	$26,447	$43,119	$31,630	$52,622
Reinsurance	5,000	4,995	4,995	4,995	4,995	4,995

Total	$36,007	$51,506	$31,442	$48,114	$36,625	$57,617

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$424,234	$445,871	$377,826	$376,403	$388,803	$497,024
Reinsurance	—	—	—	—	—	—

Total	$424,234	$445,871	$377,826	$376,403	$388,803	$497,024

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,067,630	$1,029,475	$1,020,877	$984,426	$970,655	$922,329
Reinsurance	46,020	43,514	40,653	38,186	32,799	30,405

Total	$1,113,650	$1,072,989	$1,061,530	$1,022,612	$1,003,454	$952,734

Provision against reinsurance recoverables:
Insurance	$(16,911)	$(19,941)	$(19,563)	$(17,691)	$(15,623)	$(27,394)
Reinsurance	(5,368)	(5,345)	(5,317)	(5,266)	(6,810)	(6,810)

Total	$(22,279)	$(25,286)	$(24,880)	$(22,957)	$(22,433)	$(34,204)

Net reinsurance recoverables:
Insurance	$1,505,960	$1,501,916	$1,405,587	$1,386,257	$1,375,465	$1,444,581
Reinsurance	45,652	43,164	40,331	37,915	30,984	28,590

Total	$1,551,612	$1,545,080	$1,445,918	$1,424,172	$1,406,449	$1,473,171

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable	September 30, 2010
	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverables	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Categories
Top 10 reinsurers based on gross recoverables	$1,096,157	$(16,422)	$1,079,735	72.6%	18.5%	$(9,753)	0.9%	$1,086,404
Other reinsurers balances > $20 million	189,417	(16,308)	173,109	11.6%	3.0%	(699)	0.4%	188,718
Other reinsurers balances < $20 million	288,317	(53,750)	234,567	15.8%	4.0%	(11,827)	4.1%	276,490

Total	$1,573,891	$(86,480)	$1,487,411	100.0%	25.5%	$(22,279)	1.4%	$1,551,612

At September 30, 2010, 97.6% (December 31, 2009: 97.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.5%	3.5%
Partner Reinsurance Co of US	12.2%	3.1%
Swiss Reinsurance America Corporation	11.5%	2.9%
Berkley Insurance Company	8.0%	2.0%
XL Reinsurance America Inc.	7.1%	1.8%
Ace Property & Casualty Ins.	6.7%	1.7%
Lloyds of London	5.5%	1.5%
Liberty Mutual Insurance Co.	2.9%	0.7%
Munich Re America, Inc.	2.8%	0.7%
Everest Reinsurance Company	2.4%	0.6%

	72.6%	18.5%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Three months ended September 30, 2010			Nine months ended September 30, 2010
Reserve for unpaid losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$6,718,776	$(1,506,460)	$5,212,316	$6,564,133	$(1,381,058)	$5,183,075
Incurred	499,063	(76,909)	422,154	1,627,299	(333,512)	1,293,787
Paid	(400,899)	63,619	(337,280)	(1,234,498)	190,604	(1,043,894)
Foreign exchange and other	117,588	(5,018)	112,570	(22,406)	(802)	(23,208)

End of period [a]	$6,934,528	$(1,524,768)	$5,409,760	$6,934,528	$(1,524,768)	$5,409,760

[a]	At September 30, 2010, the gross reserve for losses and loss expenses included IBNR of $5,020 million, or 72%, of total gross reserves for loss and loss expenses. At December 31, 2009, the comparable amount was $4,669 million, or 71%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended September 30, 2010			Nine months ended September 30, 2010
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$218,495	$182,404	$400,899	$782,688	$451,811	$1,234,499
Reinsurance recoveries	(63,619)	—	(63,619)	(190,605)	—	(190,605)

Net losses paid	154,876	182,404	337,280	592,083	451,811	1,043,894
Change in:
Reported case reserves	(88,805)	36,785	(52,020)	(90,175)	91,373	1,198
IBNR	95,595	54,589	150,184	70,325	321,278	391,603
Reinsurance recoveries on unpaid loss and loss expense reserves	(10,806)	(2,484)	(13,290)	(135,176)	(7,732)	(142,908)

Total net incurred losses and loss expenses	$150,860	$271,294	$422,154	$437,057	$856,730	$1,293,787

Gross reserve for losses and loss expenses	$3,488,114	$3,446,414	$6,934,528	$3,488,114	$3,446,414	$6,934,528

Prior years net favorable reserve development	$27,823	$43,884	$71,707	$83,732	$148,045	$231,777

Key Ratios
Net paid to net incurred percentage	102.7%	67.2%	79.9%	135.5%	52.7%	80.7%

Net paid losses / Net premiums earned	48.4%	41.6%	44.4%	67.4%	34.4%	47.7%
Change in net loss and loss expense reserves / Net premiums earned	(1.3%)	20.2%	11.2%	(17.6%)	30.9%	11.4%

Net loss and loss expense ratio	47.1%	61.8%	55.6%	49.8%	65.3%	59.1%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q3 2008
Gross losses paid	$218,495	$384,703	$179,490	$324,989	$244,472	$148,243
Reinsurance recoveries	(63,619)	(87,703)	(39,283)	(89,773)	(64,649)	(41,261)

Net losses paid	154,876	297,000	140,207	235,216	179,823	106,982
Change in:
Reported case reserves	(88,805)	81,219	(82,590)	(122,563)	(97,814)	34,509
IBNR	95,595	(143,990)	118,721	47,741	11,911	158,606
Reinsurance recoveries on unpaid loss and loss expense reserves	(10,806)	(78,735)	(45,635)	1,157	17,308	(69,520)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$150,860	$155,494	$130,703	$161,551	$111,228	$230,577

Gross reserve for losses and loss expenses	$3,488,114	$3,460,339	$3,533,040	$3,502,680	$3,572,266	$3,690,039

Prior years net favorable reserve development	$27,823	$30,541	$25,369	$72,694	$55,401	$41,608

Key Ratios
Net paid to net incurred percentage	102.7%	191.0%	107.3%	145.6%	161.7%	46.4%

Net paid losses / Net premiums earned	48.4%	98.5%	54.7%	77.2%	64.5%	36.4%
Change in net loss and loss expense reserves / Net premiums earned	(1.3%)	(46.9%)	(3.7%)	(24.2%)	(24.6%)	42.1%

Net loss and loss expense ratio	47.1%	51.6%	51.0%	53.0%	39.9%	78.5%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q3 2008
Gross losses paid	$182,404	$148,580	$120,826	$125,676	$132,292	$164,376
Reinsurance recoveries	—	—	—	—	—	(7,244)

Net losses paid	182,404	148,580	120,826	125,676	132,292	157,132
Change in:
Reported case reserves	36,785	34,429	20,158	20,902	56,294	161,303
IBNR	54,589	67,699	198,991	45,313	12,349	150,324
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,484)	(2,832)	(2,416)	(6,930)	(1,054)	6,195

Total net incurred losses and loss expenses	$271,294	$247,876	$337,559	$184,961	$199,881	$474,954

Gross reserve for losses and loss expenses	$3,446,414	$3,258,437	$3,226,482	$3,061,453	$3,007,648	$2,716,165

Prior years net favorable reserve development	$43,884	$48,065	$56,097	$47,303	$66,698	$34,663

Key Ratios
Net paid to net incurred percentage	67.2%	59.9%	35.8%	67.9%	66.2%	33.1%

Net paid losses / Net premiums earned	41.6%	34.3%	27.4%	30.7%	31.0%	39.6%
Change in net loss and loss expense reserves / Net premiums earned	20.2%	22.9%	49.3%	14.5%	15.8%	80.2%

Net loss and loss expense ratio	61.8%	57.2%	76.7%	45.2%	46.8%	119.8%

AXIS Capital Holdings Limited

2010 IMPACT OF MAJOR CATASTROPHE EVENTS

	Chile	New Zealand	Total
Gross loss and loss expenses	$130,000	$85,000	$215,000
Net loss and loss expenses	130,000	85,000	215,000
Gross and net premiums written and earned [a]	9,447	—	9,447
Total impact before income tax	120,553	85,000	205,553
Income tax benefit	(453)	—	(453)

Total impact after income tax	$120,100	$85,000	$205,100

[a]	The impact of earthquakes on gross and net premiums written in 2010 relates to recognition of reinstatement premiums following the event.

AXIS Capital Holdings Limited

ESTIMATED NET LOSSES TO PEAK ZONE PROPERTY CATASTROPHE LOSSES - AS OF OCTOBER 1, 2010

		Group Estimated Net Losses (in millions of U.S. dollars)			Estimated Industry Losses (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$779	$1,077	$1,468	$83	$125	$204
California	Earthquake	441	705	1,098	18	31	55
Europe	Windstorm	299	448	661	17	22	30
Japan	Earthquake	206	338	663	20	28	51
Japan	Windstorm	96	155	172	20	28	45

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at October 1, 2010. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S. hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $1,077 million (or 18% of shareholders’ equity at September 30, 2010). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $1,077 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $1,077 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $125 billion, resulting in an estimated market share of insured losses for the Company of 0.9%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
Net income (loss) available to common shareholders	$238,842	$(95,892)	$555,505	$178,948

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average basic shares outstanding	120,091	137,904	123,320	137,693
Dilutive share equivalents [a]:
Warrants	12,012	—	11,851	10,328
Stock compensation plans	2,303	—	2,211	2,237

Weighted average diluted shares outstanding	134,406	137,904	137,382	150,258

EARNINGS PER COMMON SHARE
Basic	$1.99	($0.70)	$4.50	$1.30
Diluted	$1.78	($0.70)	$4.04	$1.19

[a]	Due to the net loss incurred in the three months ended September 30, 2009, these share equivalent securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q3 2008
Net income available to common shareholders	$238,842	$204,852	$111,812	$282,063	$(95,892)	$(249,346)

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	120,254	124,155	132,140	137,835	137,710	139,653
Shares issued	148	76	2,008	158	129	113
Shares repurchased for treasury	(444)	(3,977)	(9,993)	(5,853)	(4)	(1,775)

Common shares - at end of period	119,958	120,254	124,155	132,140	137,835	137,991

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	120,091	121,766	128,202	136,049	137,904	139,335
Dilutive share equivalents:[a]
Warrants	12,012	11,866	11,675	11,480	—	—
Stock compensation plans	2,303	2,033	2,299	3,189	—	—

Weighted average diluted shares outstanding	134,406	135,665	142,176	150,718	137,904	139,335

EARNINGS PER COMMON SHARE
Basic	$1.99	$1.68	$0.87	$2.07	($0.70)	($1.79)
Diluted	$1.78	$1.51	$0.79	$1.87	($0.70)	($1.79)

[a]	Due to the net loss incurred in the three months ended September 30, 2009 and 2008, these share equivalent securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2010
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$32.94

Book value per common share		$5,348,938	119,958	$44.59
Dilutive securities:
Warrants	$12.32	—	12,379	(4.17)
Restricted stock		—	3,609	(1.06)
Options	$21.92	—	844	(0.26)
Restricted stock units and Phantom stock units		—	325	(0.09)

Diluted book value per common share		5,348,938	137,115	$39.01

	At December 31, 2009
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$28.41

Book value per common share		$5,000,244	132,140	$37.84
Dilutive securities:
Warrants	$12.36	—	11,165	(2.95)
Restricted stock		—	4,388	(1.03)
Options	$21.56	—	669	(0.16)
Restricted stock units and Phantom stock units		—	234	(0.05)

Diluted book value per common share		$5,000,244	148,596	$33.65

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
	(in thousands)		(in thousands)
Net income (loss) available to common shareholders	$238,842	$(95,892)	$555,505	$178,948
Adjustment for net realized investment (gains) losses	(76,531)	253,365	(117,325)	317,640
Adjustment for associated tax impact	1,240	(5,915)	1,201	(6,585)

Operating income	163,551	151,558	439,381	490,003
Adjustment for foreign exchange (gains) losses	24,961	6,784	(10,415)	30,579
Adjustment for associated tax impact	541	1,242	(81)	1,715

Operating income excluding foreign exchange gains/losses, net of tax	$189,053	$159,584	$428,885	$522,297

Net income (loss) per share - diluted	$1.78	$(0.70)	$4.04	$1.19
Adjustment for net realized investment (gains) losses	(0.57)	1.67	(0.85)	2.11
Adjustment for associated tax impact	0.01	(0.04)	0.01	(0.04)
Adjustment for dilutive securities [a]	—	0.07	—	—

Operating income per share - diluted	$1.22	$1.00	$3.20	$3.26
Adjustment for foreign exchange (gains) losses	0.19	0.04	(0.08)	0.20
Adjustment for associated tax impact	—	0.01	—	0.02

Operating income per share - diluted, excluding foreign exchange gains/losses, net of tax	$1.41	$1.05	$3.12	$3.48

Weighted average common shares and common share equivalents - for net income (loss)	120,091	137,904	123,320	150,258

Weighted average common shares and common share equivalents - for operating income	134,406	151,882	137,382	150,258

[a]	For operating income per share purposes we have included the impact of otherwise anti-dilutive securities.